Provisions	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions [abstract]
Provisions

21 Provisions

(€ million)	Provisions for site restoration, abandonment and social projects	Environmental provisions	Provisions for litigations	Provisions for taxes other than income taxes	Loss adjustments and actuarial provisions for Eni's insurance companies	Provisions for losses on investments	Provisions for OIL insurance coverage	Other	Total
Carrying amount at December 31, 2022	9,322	3,503	947	219	327	189	97	663	15,267
New or increased provisions	310	783	132	16	97	20	3	574	1,935
Initial recognition and changes in estimates	748								748
Accretion discount	284	57							341
Reversal of utilized provisions	(731)	(476)	(202)	(16)	(161)			(75)	(1,661)
Reversal of unutilized provisions	(5)	(224)	(219)	(8)		(15)	(4)	(41)	(516)
Currency translation differences	(156)	(2)	(11)	(4)		(1)		(4)	(178)
Change in scope of consolidation	88								88
Other changes	(390)	(28)	34	(24)	(18)	15	9	(89)	(491)
Carrying amount at December 31, 2023	9,470	3,613	681	183	245	208	105	1,028	15,533

The decommissioning provision comprised: (i) for €8,027 million the present value of the estimated costs that the Company expects to incur for dismantling oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, site clean-up and environmental restoration; (ii) for €817 million the estimated costs for social projects in the Exploration & Production segment, relating for €442 million to the estimated costs for social projects as part of the commitments between Eni SpA and the Basilicata region in relation to the oil development program in the Val d’Agri concession area; (iii) for €547 million the estimated dismantling and restoration costs of production lines and auxiliary logistics structures of the Enilive and Refining business. In 2023, the main changes in the decommissioning provision related to: (i) revision of cost estimates relating to oil & gas assets completely written-down or no more producing for €185 million; (ii) a €92 million cost estimate for dismantling and removing production lines and auxiliary refining logistics structures for which management assessed the absence of economic prospects in the current scenario of refined products, as well as lack of any economic options of reconversion or reuse in a decarbonisation processes; (iii) for €33 million the decommissioning of a petrochemical plant and the consequent restoration of the site.

Initial recognition and changes in estimates were primarily recognized at assets in UK, Italy, USA and Libya. The provision also increased due to a reduction in discounting rates in relation to the downward movement of the Euro yield curve. The unwinding of discount recognized through profit and loss was determined based on discount rates ranging from 2.2% to 5.4% (from -0.3% to 6.1% at December 31, 2022). Changes in the scope of consolidation mainly referred to Exploration & Production segment for €87 million. Main expenditures associated with decommissioning operations are expected to be incurred over a fifty-year period, with utilizations essentially starting after 12 months.

Provisions for environmental risks included the estimated costs for environmental clean-up and remediation of soil and groundwater in areas owned or under concession where the Group performed in the past industrial operations that were progressively divested, shut down, dismantled or restructured. The provision was accrued because at the balance sheet date there is a legal or constructive obligation for Eni to carry out environmental clean-up and remediation and the expected costs can be estimated reliably. The provision included the expected charges associated with strict liability related to obligations of cleaning up and remediating polluted areas that met the parameters set by law at the time when the pollution occurred but presently are no more in compliance with current environmental laws and regulations, or because Eni assumed the liability borne by other operators when the Company acquired or otherwise took over site operations. The prerequisite for the recognition of these environmental costs is the evaluation of the probability of their being incurred and the possibility of estimating them reliably. Provisions related: (i) for €283 million to remediation activities at brownfield sites in Italy and costs related to groundwater treatments; (ii) for about €200 million to refining plants, depots, fuel distribution systems and oil pipelines; (iii) for €58 million to remediation activities at petrochemical plants. At December 31, 2023, environmental provision primarily related to Eni Rewind SpA for €2,391 million and to the Enilive and Refining business line for €739 million.

Litigation provisions comprised expected liabilities associated with legal proceedings and other matters arising from contractual claims, including arbitrations, fines and penalties due to antitrust proceedings and administrative matters. The provision was allocated on the basis of the best estimate of the existing liability at the balance sheet date and referred to the Exploration & Production segment for €290 million.

Provisions for uncertain tax matters related to the estimated losses that the Company expects to incur to settle tax litigations and tax claims pending with tax authorities in relation to uncertainties in applying rules in force and referred to the Exploration & Production segment for €154 million. In particular, charges mainly relate to the dispute regarding the taxation of Italian local administrations on Eni offshore platforms located in common territorial waters.

Loss adjustments and actuarial provisions of Eni’s insurance company Eni Insurance DAC represented the estimated liabilities accrued on the basis for third party claims. Against such liability were recorded receivables for €38 million towards insurance companies for reinsurance contracts.

Provisions for losses on investments included provisions relating to investments whose loss exceeds equity and primarily related to Industria Siciliana Acido Fosforico - ISAF - SpA (in liquidation) for €168 million.

Provisions for the Everen insurance coverage included insurance premiums which will be charged to Eni in the next five years by the mutual insurance company in which Eni participates together with other oil companies.

Based on the outlay forecasts in relation to the progress of the restoration and decommissioning activities of depleted oil assets, the short-term portion of the risk provisions amounts to approximately €1.3 billion.